                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                  Foilmark, Inc.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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                              [FOILMARK LETTERHEAD]

                                                                  April 22, 1999



                    IMPORTANT REMINDER - YOUR VOTE IS NEEDED

Dear Shareholder:

         Your proxy has not yet been received for the Special Meeting of Stockholders of Foilmark, Inc. held on Wednesday, April 21, 1999. At the meeting, the stockholders approved the proposals to issue shares of Foilmark common stock in the merger with HoloPak Technologies, Inc. and to increase the authorized shares of Foilmark common stock to 15,000,000, but action was not taken on the third and fourth proposals. The meeting was adjourned to 10:00 a.m. on Friday, May 7, 1999 at the offices of Hinckley, Allen & Snyder, 28 State Street, Boston, MA 02109.

         At that time, the meeting will be reconvened to vote on the third and fourth proposals described in our proxy statement dated March 22, 1999. These two proposals seek to amend Foilmark's certificate of incorporation to remove cumulative voting and supermajority requirements as to some business combinations.

         NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN, YOUR VOTE IS VERY IMPORTANT. PLEASE VOTE TODAY TO SAVE THE COMPANY THE TIME AND EXPENSE OF ADDITIONAL SOLICITING.

         For reasons explained in the Proxy Statement-Prospectus previously sent to you, the Board of Directors of Foilmark encourages you vote FOR each of these proposals. In order to effect these amendments, a vote of 80% of the outstanding Foilmark shares is required. YOUR VOTE IS IMPORTANT.

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YOU MAY VOTE BY TELEPHONE OR INTERNET. PLEASE SEE THE ENCLOSED VOTING FORM FOR INSTRUCTIONS.
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         PLEASE TAKE THE TIME TODAY TO SIGN, DATE AND RETURN THE ENCLOSED DUPLICATE PROXY IN THE POSTAGE PAID ENVELOPE AS SOON AS POSSIBLE.

         If you have any questions, or need another copy of the proxy materials or need assistance in voting your shares, please contact our proxy solicitor, MacKenzie Partners, Inc. at (800) 322-2885 (toll-free) or (212) 929-5500 (call collect).

                                          Sincerely,

                                          /s/ Frank J. Olsen, Jr.

                                          Frank J. Olsen, Jr.
                                          President and Chief Executive Officer

                                FOILMARK, INC.
                                   PROXY

       This proxy is solicited by the board of directors of Foilmark, Inc. for the special meeting of stockholders to be held on April 21, 1999.


    I am a holder of common stock of Foilmark, Inc. I appoint Frank J. Olsen, Jr., Philip Leibel, Stephen J. Carlotti and Paul Bork, and each of them, with full power of substitution, to vote all shares of my common stock for which I am entitled to vote through the execution of a proxy for the special meeting of stockholders of Foilmark to be held on April 21, 1999 at 9:30 a.m., local time, at the Marriott Long Wharf, 296 State Street, Boston, Massachusetts 02109 or at any adjournment or postponement of the special meeting. I authorize and instruct Messrs. Olsen, Leibel, Carlotti and Bork to vote as I have directed below.

    I understand that returned proxy cards will be voted:

      -- as specified on the matters listed on the reverse;
      -- in accordance with the board of directors' recommendations where no specification is made; and
      -- in accordance with the judgment of the proxies on any other matters that may properly come before the meeting.

    Please mark your choice like this:  /X/

    I hereby acknowledge that I have received the notice of special meeting of stockholders and the proxy statement furnished with the notice.

    I may revoke this proxy at any time before the special meeting.

    If the merger is completed, HoloPak stockholders will receive 1.11 shares of Foilmark common stock and $1.42 in cash for each HoloPak share.

         (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)
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                      FOLD AND DETACH HERE

                                             PLEASE MARK
                                             YOUR VOTES AS
                                             INDICATED IN
                                             THIS EXAMPLE   /X/

                                        THE BOARD OF DIRECTORS
                                        OF FOILMARK RECOMMENDS
                                        A VOTE FOR EACH OF THE
                                        FOLLOWING.


                                                                                     FOR    AGAINST   ABSTAIN
1.  To consider and vote upon a proposal to issue up to 3,715,935 shares of          /  /    /  /      /  /
    Foilmark common stock under the merger agreement dated November 17, 1998 among Foilmark, Foilmark Acquisition Corporation and Holopak Technologies,
    Inc. under which Holopak will merge into Foilmark Acquisition.

2.  To consider and vote upon a proposal to adopt an amendment to Foilmark's         /  /    /  /      /  /
    certificate of incorporation to become effective in connection with the merger, to increase the number of authorized shares of Foilmark common stock from 10,000,000 to 15,000,000. Foilmark does not intend to effect this amendment if the merger is not completed.

3.  To consider and vote upon a proposal to adopt an amendment to Foilmark's         /  /    /  /      /  /
    certificate of incorporation to remove article eight of Foilmark's certificate of incorporation. Foilmark intends to effect this amendment even if the merger is not completed.

4.  To consider and vote upon a proposal to adopt an amendment to Foilmark's         /  /    /  /      /  /
    certificate of incorporation to remove article nine of Foilmark's certificate of incorporation. Foilmark intends to effect this amendment even if the merger is not completed.


                    PRINT AND SIGN YOUR NAME BELOW EXACTLY AS IT APPEARS HEREON AND DATE THIS CARD. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE, AS SUCH. JOINT OWNERS SHOULD EACH SIGN. IF A CORPORATION, PLEASE SIGN AS FULL CORPORATE NAME BY PRESIDENT OR AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

Signature (title, if any)
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Signature, if held jointly
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Dated,                                              1999
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PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE TODAY. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TAKING OF A VOTE ON THE MATTERS HEREIN.

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                         FOLD AND DETACH HERE